UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported): June 10, 2014

LINKEDIN CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35168	47-0912023
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2029 Stierlin Court
Mountain View, CA 94043
(Address of Principal Executive Offices including Zip Code)

(650) 687-3600
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders
On June 10, 2014, LinkedIn Corporation (the “Company”) held its Annual Meeting of Stockholders at the Computer History Museum in Mountain View, California (the “Meeting”). The Company stockholders voted on three proposals at the Meeting, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2014. Holders of shares of the Company stock at the close of business on April 15, 2014 were entitled to vote at the Meeting.
Each share of Class A Common Stock was entitled to one vote on each proposal and each share of Class B Common Stock was entitled to ten votes on each proposal. The Class A Common Stock and Class B Common Stock voted as a single class on all matters.
Present at the Meeting in person or by proxy were holders of 94,192,048 shares of Class A Common Stock, representing 94,192,048 votes of Class A Common Stock and holders of 16,134,235 shares of Class B Common Stock, representing 161,342,350 votes of Class B Common Stock, together representing a total of 255,534,398 votes, or more than 94% of the eligible votes, and constituting a quorum.
The final results for each of the proposals submitted to a vote of the Company’s Meeting are as follows:

1.
Election of Three Class III Directors. Each of the Class III Directors were re-elected to serve three-year terms expiring at the Company’s 2017 Annual Meeting of Stockholders and until the election and qualification of their successors. The vote for each Director is set forth in the table below:

Nominees – Class III Directors	Votes For	Votes Withheld	Broker Non-Vote
Reid Hoffman	241,086,358	3,174,366	11,273,674
Stanley J. Meresman	212,587,166	31,673,558	11,273,674
David Sze	243,142,780	1,117,944	11,273,674

2.
Ratification of Appointment of Independent Registered Public Accountant. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2014 was ratified by the stockholders by the vote set forth in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
253,227,766	1,845,555	461,077	0

3.
Approval of the Executive Bonus Compensation Plan. Stockholders approved the LinkedIn Corporation Executive Bonus Compensation Plan for purposes of Section 162(m) of the Internal Revenue Code by the vote set forth in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
237,637,841	6,296,062	326,821	11,273,674

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2014	LINKEDIN CORPORATION

	By:	/s/ Erika Rottenberg
Erika Rottenberg
Vice President, General Counsel and Secretary